Asian Dragon Group Inc.

Form 10-KSB August 31, 2006

Exhibit 32.  Section 906 Certification

CERTIFICATION

I, John Karlsson, President & Chief Executive Officer, Chief Financial Officer, and Principal Accounting Officer of Asian Dragon Group Inc. (the "Company"), certify, pursuant to § 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. § 1350, that:

(1) The Annual Report on Form 10-KSB of the Company for the year ended August 31, 2006 (the “Report”) fully complies with the requirements of § 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ John Karlsson

John Karlsson
President & CEO

Chief Financial Officer

Principal Accounting Officer

December 14, 2006

A signed original of this written statement required by § 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.